UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	November 23, 2005

Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-8462	16-1194720

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York		14020

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(585) 343-2216

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
      On November 23, 2005, Graham Corporation (the “Company”) announced that it completed the sale of 198,246 shares of its common stock at $18.00 per share (the “Shares”). The Shares, which were offered in connection with an effective registration statement on Form S-2, were sold in privately negotiated transactions. Previously, the Shares were held in the Company’s treasury account. The Company’s press release announcing the completion of this transaction is attached as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 23, 2005 of Graham Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Date:	November 28, 2005	By: J. Ronald Hansen J. Ronald Hansen Vice President — Finance & Administration and Chief Financial Officer